UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MARBLEGATE ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED JUNE 1, 2023

MARBLEGATE ACQUISITION CORP.

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF MARBLEGATE ACQUISITION CORP.:

You are cordially invited to attend the special meeting of stockholders (the “Meeting”), of Marblegate Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at [●] a.m. Eastern time on [●], 2023.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting www.cstproxy.com/marblegateacquisition/2023.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [●], 2023, and is first being mailed to stockholders of the Company on or about [●], 2023. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation (as amended by that certain amendment to the amended and restated certificate of incorporation dated as of December 7, 2022, the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 5, 2021 (the “IPO”), from July 5, 2023 to January 5, 2024 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”);

2)

to approve a proposal to amend the Company’s Charter in the form set forth in Annex A to the accompanying prospectus (the “Conversion Amendment”) to provide for the elective right of holders of shares of Class B common stock, par value $0.0001 per share (“Class B common stock”), to convert such shares into shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), on a one-for-one basis at any time prior to the closing of a Business Combination (the “Conversion Amendment Proposal”);

3)

a proposal to amend the Company’s Charter, in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment”) to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation

Amendment Proposal” and together with the Extension Amendment Proposal and the Conversion Amendment Proposal, the “Charter Amendment Proposals”); and

4)

a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Conversion Amendment Proposal is conditioned upon the approval of the Extension Amendment Proposal. No other proposal is conditioned on the approval of any other proposal. Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Charter Amendment Proposals and the Adjournment Proposal is to allow us additional time and flexibility to complete our previously announced Business Combination. On February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Global Market.

While we currently have until July 5, 2023 to complete the Business Combination, our Board currently believes that there will not be sufficient time before July 5, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

The purpose of the Conversion Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock at any point in time prior to an initial business combination. Together with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, this additional proposal will give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements in the event that the Extension is approved and redemptions otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemptions would exceed the Redemption Limitation, which will provide the Company greater flexibility to consummate the Business Combination.

In connection with the Charter Amendment Proposals, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal, the Conversion Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Charter Amendment Proposals are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment and, if necessary, the Redemption Limitation Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

Our Sponsor owns 7,829,469 shares of our Class B common stock (the “Founder Shares”), that were issued to the Sponsor prior to our IPO and 610,000 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [●], 2023). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, our Board will have the sole discretion whether to extend for additional calendar months until January 5, 2024 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with our charter.

As of March 31, 2023, based on funds in the Trust Account of approximately $10.4 million, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.32 per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on [●], 2023 as reported on the Nasdaq Global Market was $[●]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by July 5, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by July 5, 2023 or, if the Extension Amendment Proposal is approved, the Extended Date. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, in each case present and entitled to vote at the Meeting and voted in connection with such proposal.

Approval of the Conversion Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of the then issued and outstanding shares of Class B common stock, voting as a single class, present and entitled to vote at the Meeting and voted in connection with such proposal. Our Sponsor owns more than a majority of the outstanding shares of Class B common stock and has advised us that it intends to vote all of its shares of Class B common stock in favor of the Conversion Amendment Proposal.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Stockholder approval of the Extension Amendment Proposal, the Conversion Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal is required for the full implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment, the Conversion Amendment and the Redemption Limitation Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension, the Conversion Amendment and, if necessary, the Redemption Limitation Amendment are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE EXTENSION AMENDMENT PROPOSAL, THE CONVERSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL ARE ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” SUCH PROPOSALS.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

[●], 2023	By Order of the Board of Directors

Andrew Milgram
Chief Executive Officer and Executive Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Conversion Amendment Proposal or the Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Conversion Amendment Proposal or the Redemption Limitation Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2023: This notice of meeting and the accompanying Proxy Statement are available at www.cstproxy.com/marblegateacquisition/2023.

MARBLEGATE ACQUISITION CORP.

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the “Meeting”), of Marblegate Acquisition Corp. (“we”, “us”, “our” or the “Company”), will be held at [●] a.m. Eastern time on [●], 2023.

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at www.cstproxy.com/marblegateacquisition/2023. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)

a proposal to amend the Company’s amended and restated certificate of incorporation (as amended by that certain amendment to the amended and restated certificate of incorporation dated as of December 7, 2022, the “Charter”), in the form set forth in Annex A hereto (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on October 5, 2021 (the “IPO”), from July 5, 2023 to January 5, 2024 (the “Extension”, and such later date, the “Extended Date”), or such earlier date as determined by the Company’s board of directors (the “Board”);

2)

to approve a proposal to amend the Company’s Charter in the form set forth in Annex A to the accompanying prospectus (the “Conversion Amendment”) to provide for the elective right of holders of shares of Class B common stock, par value $0.0001 per share (“Class B common stock”), to convert such shares into shares of Class A common stock, par value $0.0001 per share (“Class A common stock”), on a one-for-one basis at any time prior to the closing of a Business Combination (the “Conversion Amendment Proposal”);

3)

a proposal to amend the Company’s Charter, in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment”) to eliminate from the Charter the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934 (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment Proposal” and together with the Extension Amendment Proposal and the Conversion Amendment Proposal, the “Charter Amendment Proposals”); and

4)

a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time and flexibility to complete our previously announced Business Combination. On February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Global Market.

While we currently have until July 5, 2023 to complete the Business Combination as a result of our previous extension in December 2022, our Board currently believes that there will not be sufficient time before July 5, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

The purpose of the Conversion Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock at any point in time prior to an initial business combination. Together with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, this additional proposal will give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements in the event that the Extension is approved and redemptions otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemptions would exceed the Redemption Limitation, which will provide the Company greater flexibility to consummate the Business Combination.

In connection with the Charter Amendment Proposals, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal, the Conversion Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Charter Amendments Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment and, if necessary, the Redemption Limitation Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Our sponsor, Marblegate Acquisition LLC (the “Sponsor”), owns 7,829,469 shares of our Class B common stock (the “Founder Shares”), that were issued to the Sponsor prior to our IPO, and 610,000 private placement units (the “Private Placement Units”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

Additionally, the Company will only proceed with the Extension and redemptions of the Public Shares if either (i) the Redemption Limitation Amendment Proposal is approved and implemented or (ii) in the event the

Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation has not been exceeded. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemption of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A common stock. Any shares of Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares. In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the July 5, 2023.

Assuming the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Board implements the Extension, our Board will have the sole discretion whether to extend for additional calendar months until January 5, 2024 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with our charter.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[●] million that was in the Trust Account as of the Record Date. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by July 5, 2023 as contemplated in our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”), on October 4, 2021 (the “IPO Prospectus”) and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by July 5, 2023 or, if the Extension Amendment Proposal is approved, the Extended Date (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.05 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the close of business on [●], 2023 (the “Record Date”), based on funds in the Trust Account of approximately [●] million, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[●] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.05 plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal, Conversion Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal are approved, the Company, pursuant to the terms of the investment management trust agreement, dated September 30, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved.

Our Board has fixed the close of business on [●], 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 1,920,391 shares of our Class A common stock and 10,303,333 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We have engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We will pay for the entire cost of soliciting proxies from our working capital. We have agreed to pay the Solicitation Agent approximately $5,000 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its respective affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the management of the Company (the “Management”) may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Extension, the Conversion Amendment and, if necessary, the Redemption Limitation Amendment are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

This Proxy Statement is dated [●], 2023 and is first being mailed to stockholders on or about [●], 2023.

[●], 2023	By Order of the Board of Directors

Andrew Milgram
Chief Executive Officer and Executive Director

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting of stockholders, to be held at [●] a.m. Eastern time on [●], 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [●], 2023.

We are a blank check company formed in Delaware on December 10, 2020, for the purpose of effecting a Business Combination with one or more businesses. On October 5, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of $309,100,000 in the aggregate. Following the closing of the IPO, an amount of $301,500,000 ($10.05 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Units was placed in the Trust Account. As of the date of this proxy statement and in connection with our previous extension in December 2022, approximately 96.6% of the Public Shares were tendered for redemption and redeemed, resulting in $10.3 million remaining in the Trust Account. There has been no redemption event since December 2022. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, July 5, 2023).

We are holding this Meeting because we believe that it is in the best interests of our stockholders to continue the Company’s existence until the Extended Date, if necessary, in order to allow us additional time and flexibility to complete the Business Combination.

The Proposals

What is being voted on?

You are being asked to vote on four Proposals:

•

Extension Amendment Proposal. A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from July 5, 2023 to January 5, 2024 (or such earlier date as determined by the Board);

•

Conversion Amendment Proposal. To approve a proposal to amend our Charter to provide for the right of a holder of Class B common stock to convert such shares into shares of Class A common stock on a one-for-one basis at any time prior to the closing of the Business Combination;

•

Redemption Limitation Amendment Proposal. A proposal to amend our Charter to eliminate from the Charter the limitation that the Company may not redeem its Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•

Adjournment Proposal. A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Are the proposals conditioned on one another?

Approval of each of the Extension Amendment Proposal, the Conversion Amendment Proposal and, if necessary, the Redemption Limitation Amendment Proposal is required for the full implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal and, if necessary because redemptions of Public Shares exceed the Redemption Limitation, the Redemption Limitation Amendment Proposal are conditions to the implementation of the Extension. Additionally, approval of the Extension Amendment Proposal is a condition to the implementation of the Conversion Amendment. In the event the Extension Amendment Proposal is not approved, then the Conversion Amendment Proposal will be deemed a non-binding advisory vote. Accordingly, regardless of whether the Conversion Amendment Proposal is approved, the Conversion Amendment will not be implemented unless the Extension Amendment Proposal is approved and the Extension is implemented. Notwithstanding the foregoing, even if the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company may nevertheless choose not to amend the Charter and may liquidate on July 5, 2023. However, even if the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal, if necessary, are approved and the Extension is implemented, there can be no assurance that the Company will be able to consummate the Business Combination by the Extended Date, given the actions that must occur prior to the closing of the Business Combination.

If the Extension Amendment Proposal is approved and the Extension is implemented and either redemptions of Public Shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by July 5, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before July 5, 2023. As explained below, we will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Charter Amendment Proposals and, if necessary, the Adjournment Proposal, is to allow us additional time and flexibility to complete our previously announced Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

On February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Global Market.

While we currently have until July 5, 2023 to complete the Business Combination, our Board currently believes that there will not be sufficient time before July 5, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO, from July 5, 2023 to January 5, 2024 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Extension, Conversion Amendment and, if necessary, the Redemption Limitation Amendment are implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Conversion Amendment Proposal?

The purpose of the Conversion Amendment is to allow the holders of Class B common stock to convert such shares at any point in time prior to the initial business combination. Together with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, this additional proposal will give the Company further flexibility to retain stockholders and meet continued listing requirements of Nasdaq in the event that the Extension Amendment Proposal is approved.

Why is the Company proposing the Redemption Limitation Amendment Proposal?

The Company is proposing the Redemption Limitation Amendment Proposal to eliminate from the Charter the limitation that the Company may not redeem its Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation and proceed with the Extension.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Extension Amendment Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from July 5, 2023 to January 5, 2024 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before July 5, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

The Board unanimously recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Conversion Amendment Proposal?

Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with the approval of our initial Extension Amendment Proposal, which was approved in connection with our special meeting held on December 2, 2022. The delisting of our securities could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our charter currently provides that shares of Class B common stock shall be convertible into shares of Class A common stock on a one-for-one basis automatically upon the closing of the Business Combination. By allowing holders of our Class B common stock to convert such shares to shares of Class A common stock prior to the consummation of the Business Combination, we will have greater flexibility to regain and maintain compliance with Nasdaq’s continued listing requirements.

The Board unanimously recommends that you vote in favor of the Conversion Amendment Proposal.

Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemptions would exceed the Redemption Limitation and proceed with the Extension, which will provide the Company greater flexibility to consummate the Business Combination. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to carry out redemptions irrespective of the Redemption Limitation.

The Board unanimously recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

What vote is required to adopt the Proposals?

•

Extension Amendment Proposal. Approval of the Extension Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class, in each case present and entitled to vote at the Meeting and voted in connection with such proposal.

•

Conversion Amendment Proposal. Approval of the Conversion Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of the then issued and outstanding shares of Class B common stock as of the Record Date, voting as a single class, present and entitled to vote at the Meeting and voted in connection with such proposal.

•

Redemption Limitation Amendment Proposal. Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class, in each case present and entitled to vote at the Meeting and voted in connection with such proposal.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal, the Conversion Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption

Limitation Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal and, if necessary, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Currently, our Sponsor, Board and Management own approximately 69% of our issued and outstanding shares of common stock, consisting of 31.8% shares of our issued and outstanding shares of Class A common stock and 76% of our issued and outstanding shares of Class B common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment, Conversion Amendment or the Redemption Limitation Amendment. Given that our Sponsor owns more than a majority of the outstanding shares of our common stock and shares of our Class B common stock and our Sponsor has advised us that it intends to vote in favor of the Conversion Amendment Proposal, we expect such proposals to be approved.

In addition, the Sponsor may enter into arrangements with a limited number of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” the Conversion Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include (i) ownership of 7,829,469 Founder Shares (purchased for $25,000) and 610,000 Private Placement Units (purchased for $10.00 per unit), which would expire worthless if the Business Combination is not consummated, (ii) a promissory note in the principal amount of up to $600,000 (the “2022 Note”) has been issued to Marblegate Special Opportunities Master Fund, L.P., a member of the Sponsor (the “Member”), in connection with working capital loans to the Company, which has been fully drawn, and (iii) a promissory note in the principal amount of up to $1,100,000 (the “2023 Note”) has been issued to the Member in connection with working capital loans to the Company, of which $225,000 was outstanding as of May 1, 2023.

See the section below entitled “Proposal One – The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Charter Amendment Proposals

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal is approved?

Upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal and the Conversion Amendment Proposal are approved and redemptions of Public shares do not exceed the Redemption Limitation or the Redemption Limitation Amendment Proposal is approved, holders of our Public Shares will be redeemed at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses, in the event of liquidation), divided by the number of then outstanding Public Shares.

When would the Board abandon the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal?

Our Board will abandon the Extension Amendment, the Conversion Amendment and the Redemption Limitation Amendment if our stockholders do not approve the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment, the Conversion Amendment and the Redemption Limitation Amendment at any time without any further action by our stockholders

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by July 5, 2023 as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

What happens if the Conversion Amendment Proposal is not approved?

If the Conversion Amendment Proposal is not approved, we will not amend our Charter to provide for the ability of holders of our shares Class B common stock to convert such shares to shares of Class A common stock at the holder’s election. Instead, the shares of Class B common stock would only become convertible upon consummation of a Business Combination. In the event the Extension Amendment Proposal is approved and stockholder redemptions are processed in connection with such approvals, we may not have enough shares of Class A common stock outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty completing a Business Combination.

What happens if the Redemption Limitation Amendment Proposal is not approved?

If the Redemption Limitation Amendment Proposal is not approved, we will not amend our Charter to eliminate from the Certificate of Incorporation the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Extension Amendment Proposal and the Conversion Amendment Proposal are approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemption of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into nonredemption agreements with certain of our significant stockholders; (d) purchasing Public Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A common stock. Any shares of our Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares.

In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if we have not completed an initial business combination by July 5, 2023.

If the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

We are seeking the Extension Amendment, Conversion Amendment and the Redemption Limitation Amendment to provide us time to complete the Business Combination. Our seeking to complete the Business Combination will involve:

•	negotiating and executing related agreements;

•	preparing and completing proxy materials;

•	establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•	holding a special meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal because we will not be able to complete all of the tasks listed above prior to July 5, 2023. If the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of each of the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal by (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Extension and the Redemption Limitation Amendment are implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, Conversion Amendment Proposal, Redemption Limitation Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Redemption Limitation Amendment at any time without any further action by our stockholders.

What happens to our warrants if the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved?

If the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved and we do not consummate the Business Combination by July 5, 2023, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved?

If the Extension Amendment Proposal, the Conversion amendment Proposal and the Redemption Limitation Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A common stock?

If the Extension and, if necessary, the Redemption Limitation Amendment are implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, the funds in the Trust Account were, from the time beginning with the consummation of our IPO and ending on October 5, 2023, held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), on September 30, 2023, the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may, at any time, instruct Continental Stock Transfer & Trust Company, the trustee managing the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (which may include demand deposit accounts) until the earlier of consummation of our initial business combination or liquidation. As a result, we may receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. For more information, see the section entitled “Risk Factors – To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940 (the “Investment Company Act”), we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.”

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address, www.cstproxy.com/marblegateacquisition/2023, along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing: 1 800-450-7155 (toll-free) within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the conference ID 4078753#. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at proxy@marblegate.com, so that it is received by our Secretary prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•

Extension Amendment Proposal. Approval of the Extension Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class, in each case present and entitled to vote at the Meeting and voted in connection with such proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•

Conversion Amendment Proposal. Approval of the Conversion Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of the then issued and outstanding shares of Class B common stock as of the Record Date, voting as a single class, present and entitled to vote at the Meeting and voted in connection with such proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Conversion Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•

Redemption Limitation Amendment Proposal. Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class, in each case present and entitled to vote at the Meeting and voted in connection with such proposal. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Redemption Limitation Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•

Adjournment Proposal. Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, [●] shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, [●], 2023, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 1,920,391 shares of our Class A common stock and 10,303,333 shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Andrew Milgram, our Chief Executive Officer and Executive Director, and Paul Arrouet, our President and Executive Director, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Milgram and Mr. Arrouet to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal and Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•	Online. If you are a stockholder of record, you may vote online at the Meeting.

•	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•

Online at the Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•

By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•

By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting (see the subsection above entitled “How do I attend the Meeting”).

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approx. $5,000 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension Amendment, the Conversion Amendment and, if necessary, the Redemption Limitation Amendment are approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

You may also contact us at:

Marblegate Acquisition Corp.

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

E-mail: proxy@marblegate.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	our ability to enter into ancillary agreements related to the Business Combination;

•	our ability to complete the Business Combination;

•	the anticipated benefits of the Business Combination;

•	the volatility of the market price and liquidity of our securities;

•	the use of funds not held in the Trust Account;

•	the competitive environment in which our successor will operate following the Business Combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 3, 2023, and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with any redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

On December 27, 2022, the Treasury Department published Notice 2023-2 as interim guidance until publication of forthcoming proposed regulations on the application of the excise tax. Although the guidance in Notice 2023-2 does not constitute proposed or final Treasury Department regulations but a notice of proposed regulations Treasury Department intends to issue in the future, taxpayers may rely upon certain guidance provided in Notice 2023-2 until the issuance of the forthcoming proposed regulations, including rules setting forth the exclusive list of transactions that are considered repurchases, and certain of the forthcoming proposed regulations would (if issued) apply retroactively. Notice 2023-2 generally provides that if a publicly traded U.S. corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax. Although Notice 2023-2 clarifies certain aspects of the excise tax, the interpretation and operation of aspects of the excise tax (including its application and operation with respect to SPACs) remain unclear and such interim operating rules are subject to change.

As described under the section below entitled “Proposal One – The Extension Amendment Proposal —Redemption Rights”, if the deadline for us to complete the Business Combination (currently July 5, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Because the application of this excise tax is not entirely clear, any redemption or other repurchase effected by us after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to this excise tax. Because any such excise tax would be payable by us and not by the redeeming holder, it could cause a reduction in the value of our common stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with the Business Combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other guidance from the Treasury Department. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is uncertain and has not been addressed by the Treasury Department in regulations.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including its ability to negotiate and complete its initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete the Business Combination, and results of operations.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act. The SPAC Rule Proposals, if adopted, whether in the form proposed or in revised form, and certain positions and legal conclusions expressed by the SEC in connection with the SPAC Rule Proposals, may materially adversely affect our ability to negotiate and complete our Business Combination and may increase the costs and time related thereto.

See also “— A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with a Business Combination.” and “— To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940 (the “Investment Company Act”), we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.”

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act of 1940 (the “Investment Company Act”), we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including, without limitation, restrictions on the nature of our investments, restrictions on the issuance of securities, and restrictions on the enforceability of agreements entered into by us, each of which may make it difficult for us to complete the Business Combination. In addition, we may have imposed upon us burdensome requirements, including, without limitation, registration as an investment company with the SEC (which may be impractical and would require significant changes in, among other things, our capital structure); adoption of a specific form of corporate structure; and reporting, record keeping, voting, proxy and disclosure requirements and compliance with other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a Business Combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

The SPAC Rule Proposals under the Investment Company Act would provide a safe harbor for SPACs from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a SPAC to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the SPAC’s registration statement for its initial public offering. The SPAC would then be required to complete its initial business combination no later than September 30, 2023, 24 months after the effective date of its registration statement for its initial public offering. The Extension would extend the life of the SPAC, if needed, beyond the 24-month proposed safe harbor. We may not be able to complete our initial business combination within the 24-month safe harbor of the proposed rules and, as a result, we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we would be forced to abandon our efforts to complete an initial business combination and required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including any potential appreciation in the value of the stock of the post-business combination company, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of the registration statement for our IPO, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of the consummation of our initial Business Combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement for our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to September 30, 2023, the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to September 30, 2023, the 24-month anniversary, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account at a U.S. bank until the earlier of the consummation of the Business Combination or our liquidation. We will receive lower interest on the funds held in such deposit account (as compared to continuing to invest such funds in interest-bearing U.S. government securities). As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption of Public Shares or our liquidation.

We have received three written notices (the “Notices”) from the Listing Qualifications Department of Nasdaq indicating that (1) our publicly held shares are below the 1,100,000 share minimum requirement for continued listing on The Nasdaq Global Market, (2) for the preceding 30 consecutive business days, our Market Value of Publicly Held Shares (“MVPHS”) was below the $15 million minimum requirement for continued listing on The Nasdaq Global Market, and (3) for the proceeding 30 consecutive business days, our Market Value of Listed Securities (“MLVS”) was below the $50 million minimum requirement for continued listing on The Nasdaq Global Market. If we cannot regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

On January 21, 2023, we received a deficiency notice from the Listing Qualifications Department of Nasdaq indicating that the number of our publicly held shares was below the 1,100,000 share minimum requirement for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(1)(B) (the “MPLS Requirement”). The notification stated that the Company had 45 calendar days to submit a plan to regain compliance with the MPLS Requirement for continued listing. On March 7, 2023, we submitted a plan to regain compliance, which Nasdaq accepted on March 24, 2023. As such, we have until July 20, 2023 (the “MPLS Compliance Period”) to evidence compliance with the MPLS Requirement. In the event we do not regain compliance with the MPLS Requirement prior to the expiration of the MPLS Compliance Period, we will receive written notification that our securities will be delisted. At such time, we will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel. If we timely appeal, our securities would remain listed pending such panel’s decision. However, there can be no assurance that, if we do appeal, such appeal would be successful. If we do not regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

Also on January 21, 2023, we received a deficiency notice from the Listing Qualifications Department of Nasdaq indicating that, for the preceding 30 consecutive business days, our MVPHS was below the $15 million minimum requirement for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Requirement”). This notification had no immediate effect on the listing or trading of our common stock on The Nasdaq Global Market and our common stock will continue to trade under the symbol “GATE.” In accordance with Nasdaq Listing Rule 5810(c)(3)(D), we have a period of 180 calendar days, or until July 24, 2023 (the “MVPHS Compliance Period”), to regain compliance with the MVPHS Requirement. If, at any time before the end of the MVPHS Compliance Period, our MVPHS closes at $15 million or more for a minimum of 10 consecutive business days, Nasdaq will provide us written confirmation of compliance with the MVPHS Requirement and this matter will be closed. We intend to monitor the market value of our listed securities and will consider available options to regain compliance with the MVPHS Requirement. In the event we do not regain compliance with the MVPHS Requirement prior to the expiration of the MVPHS Compliance Period, we will receive written notification that our securities are subject to delisting from The Nasdaq Global Market. At such time, we will have the opportunity to appeal the delisting decision in front of a Nasdaq Hearings Panel. If we timely appeal, our securities would remain listed pending such panel’s decision. However, there can be no assurance that, if we do appeal, such appeal would be successful. If we do not regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

On March 31, 2023, we received a deficiency notice from the Listing Qualifications Department of Nasdaq indicating that, for the preceding 30 consecutive business days, our MLVS was below the $50 million minimum requirement for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A) (the “MLVS Requirement”). This notification had no immediate effect on the listing or trading of our common stock on The Nasdaq Global Market and our common stock will continue to trade under the symbol “GATE.” In accordance with Nasdaq Listing Rule 5810(c)(3)(C), we have a period of 180 calendar days, or until September 27, 2023 (the “MLVS Compliance Period”), to regain compliance with the MLVS Requirement. If, at any time before the end of the MLVS Compliance Period, our MLVS closes at $50 million or more for a minimum of 10 consecutive business days, Nasdaq will provide us written confirmation of compliance with the MVPHS Requirement and this matter will be closed. We intend to monitor the market value of our listed securities and will consider available options to regain compliance with the MVPHS Requirement, including transferring the listing of our securities to the Nasdaq Capital Market, which has a $35 million minimum MLVS requirement for continued listing. In the event we do not regain compliance with the MLVS Requirement prior to the expiration of the MLVS Compliance Period, we will receive written notification that our securities are subject to delisting from The Nasdaq Global Market. At such time, we will have the opportunity to appeal the delisting decision in front of a Nasdaq Hearings Panel. If we timely appeal, our securities would remain listed pending such panel’s decision. However, there can be no assurance that, if we do appeal, such appeal would be successful. If we do not regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.

We will continue to monitor the status of our shares and market value, and consider any available options to regain compliance with the applicable Nasdaq requirements, which may include applying for an extension of the compliance period, appealing to a Nasdaq Hearings Panel or seeking listing on a different Nasdaq Stock Market tier.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage;

•	a decreased ability to issue additional securities or obtain additional financing in the future; and

•	being subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Public Shares and warrants are listed on Nasdaq, our units, Public Shares and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on December 10, 2020, for the purpose of effecting a Business Combination with one or more businesses.

Following the redemptions in connection with our previous extension in December 2022, there are currently 1,920,391 shares of our Class A common stock, $0.0001 par value, and 10,303,333 shares of Class B common stock, $0.0001 par value, issued and outstanding. In addition, we issued (i) Public Warrants to purchase 15,455,000 shares of Class A common stock as part of our IPO and (ii) warrants included in our Private Placement Units (the “Private Placement Warrants”) to purchase 910,00 shares of Class A common stock as part of the private placement with the Sponsor and Cantor Fitzgerald & Co., the representative of the underwriters in the IPO (“Cantor”) that we consummated simultaneously with the consummation of our IPO. Each whole Public Warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. Each Private Placement Unit consists of one share of Class A common stock and one-half of one warrant. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of the Record Date, following the redemptions in connection with our previous extension in December 2022, approximately $[•] million from our IPO and the simultaneous sale of the Private Placement Units is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act , with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act , until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In order to finance transaction costs in connection with an intended initial Business Combination, the Member has committed, in the form of working capital loans, up to $1,700,000 to be provided to us to fund our expenses relating to investigating and selecting a target business and other working capital requirements prior to our initial Business Combination. As of May 1, 2023, we had $600,000 outstanding under the 2022 Note and $225,000 outstanding under the 2023 Note.

You are not being asked to vote on the Business Combination at this time. If the Extension and, if necessary, the Redemption Limitation is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at [•] a.m. Eastern time on [•], 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at www.cstproxy.com/marblegateacquisition/2023. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

•

Record Holders. If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to www.cstproxy.com/marblegateacquisition/2023, enter the 12-digit control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•

Beneficial Holders. Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by [•], 2023 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, [•] shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Conversion Amendment Proposal

Approval of the Conversion Amendment Proposal requires the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of the then issued and outstanding shares of Class B common stock as of the Record Date, voting as a single class, present and entitled to vote at the Meeting and voted in connection with such proposal. If you do not vote or you abstain from voting on the Conversion Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Redemption Limitation Amendment Proposal

Approval of the Redemption Limitation Amendment Proposal will require the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock as of the Record Date, voting together as a single class. If you do not vote or you abstain from voting on the Redemption Limitation Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 1,920,391 shares of Class A common stock and 10,303,333 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights

If the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Extension and, if necessary, the Conversion Amendment and the Redemption Limitation Amendment are implemented, public stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[●] million, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[●] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension and, if necessary, the Redemption Limitation Amendment, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date. See the section below entitled “Proposal One – The Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Advantage Proxy, Inc.

P;O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

PROPOSAL ONE – THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination. A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company has until July 5, 2023 to complete an initial Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all public stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond July 5, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced Business Combination. On February 14, 2023, we entered into a business combination agreement (the “Business Combination Agreement”) with Marblegate Asset Management, LLC, a Delaware limited liability company (“Marblegate”), the managing member of our sponsor, Marblegate Acquisition LLC (the “Sponsor”), and an affiliate of certain of our officers and directors, Marblegate Capital Corporation, a Delaware Corporation (“New MAC”), MAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of New MAC (“Merger Sub”), DePalma Acquisition I LLC, a Delaware limited liability company (“DePalma I”), and DePalma Acquisition II LLC, a Delaware limited liability company (“DePalma II” and, together with DePalma I, “DePalma” or the “DePalma Companies”), pursuant to which, among other things, the parties agreed to the Business Combination under which we agreed to combine with DePalma in a series of transactions that will result in New MAC becoming a publicly-traded company whose shares are expected to trade on the Nasdaq Global Market.

While we currently have until July 5, 2023 to complete the Business Combination as a result of our previous extension in December 2022, our Board currently believes that there will not be sufficient time before July 5, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by July 5, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by July 5, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, our Board will have the sole discretion whether to extend for additional calendar months until January 5, 2024 and if our Board determines not to continue extending for additional calendar months, we will dissolve and liquidate in accordance with our charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[•] million that was in the Trust Account as of the Record Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[•] million, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[•] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [•], 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[●] million following the redemptions in connection with our previous extension December 2022, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $[●] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on [•], 2023 as reported on the Nasdaq Global Market was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [•], 2023 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 610,000 shares of our Class A common stock and 7,829,469 shares of our Class B common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that the Sponsor holds 7,829,469 Founder Shares and 610,000 Private Placement Units, all of which would expire worthless if a Business Combination is not consummated;

•

the fact that a promissory note in the principal amount of up to $600,000 has been issued to the Member, an affiliate of certain of our officers and directors, in connection with working capital loans to the Company, which has been fully drawn;

•

the fact that a promissory note in the principal amount of up to $1,100,000 has been issued to the Member, an affiliate of certain of our officers and directors, in connection with working capital loans to the Company, of which $225,000 was outstanding as of May 1, 2023;

•

the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of March 31, 2023) to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced to below the lesser of (i) $10.05 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act; and

•

the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until July 5, 2023 to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before July 5, 2023, the Company will provide its public stockholders with the opportunity to redeem their Public Shares upon such approval, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond July 5, 2023 to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO – THE CONVERSION AMENDMENT PROPOSAL

Overview

As required by SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, we are requesting that our stockholders vote upon the Conversion Amendment Proposal, which is separately being presented in accordance with SEC guidance. This separate vote is not otherwise required by Delaware law. However, the stockholder vote regarding the Conversion Amendment Proposal is an advisory vote, and is not binding on the Company or our Board. Furthermore, the Extension is not conditioned on the separate approval of the Conversion Amendment Proposal; however, approval of the Charter Amendment Proposal and implementation of the Charter Amendment is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. Accordingly, regardless of the outcome of the non-binding advisory vote on the Advisory Charter Proposals, we may continue with the Extension (assuming approval of the Extension Amendment Proposal).

The proposed Conversion Amendment would amend the Company’s Charter to allow the Company to convert shares of Class B common stock to shares of Class A common stock for a one-for-one basis at any time prior to closing of the Business Combination at the option of the holder. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved, our Board retains the discretionary authority not to file the amendment implementing the Conversion Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its stockholders.

Reasons for the Conversion Amendment

Our Charter provides that the shares of Class B common stock shall automatically become convertible into shares of Class A common stock on a one-for-one basis upon the consummation of a Business Combination. The purpose of the Conversion Amendment is to allow the holders of Class B common stock to convert their shares of Class B common stock at any time prior to the closing of the Business Combination. Together with the Extension Amendment Proposal, this additional proposal will give the Company further flexibility to retain stockholders and meet Nasdaq continued listing requirements in the event that the Extension Amendment is approved and redemptions otherwise cause the Company to no longer be in compliance with Nasdaq’s listing standards.

If the Conversion Amendment is Approved

If the Conversion Amendment Proposal is approved and implemented, the Conversion Amendment in the form of Annex A hereto will, upon adoption by the stockholders, be effective. We will then continue to attempt to consummate an initial business combination until the Extended Date.

The as-converted shares of Class A common stock will remain subject to all of the restrictions applicable to the pre-conversion shares of Class B common stock, including the prohibition on transferring, assigning or selling such shares until the earlier to occur of: (A) one year after the completion of a Business Combination, subject to certain exceptions or (B) the date on which the Company completes a liquidation, merger, share exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares for cash, securities or other property, and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO. Additionally, upon conversion of any shares of Class B common stock to shares of Class A common stock, such shares of Class A common stock shall still not be entitled to receive funds from the Trust Account through redemptions or otherwise.

If the Conversion Amendment Is Not Approved

If the Conversion Amendment is not approved, we will not amend our Charter to provide for the ability of holders of our Class B common stock to convert such shares to shares of Class A common stock at the holder’s election. Instead, the shares of Class B common stock would only become convertible upon consummation of a Business Combination. In the event the Extension Amendment Proposal is approved and shareholder redemptions are processed in connection with such approvals, we may not have enough shares of Class A common stock outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing the Business Combination.

Vote Required for Approval

The affirmative vote in person (which would include presence at a virtual meeting) or by proxy of the holders of a majority of the then issued and outstanding shares of Class B common stock on the Record Date, voting as a single class, is required to approve the Conversion Amendment Proposal. If the Conversion Amendment Proposal is not approved, the Conversion Amendment will not be implemented. Failure to vote in person (including virtually) or by proxy at the Meeting, abstentions from voting or broker non-votes will have the same effect as an “AGAINST” vote on the Conversion Amendment Proposal. As discussed above, the Conversion Amendment Proposal is an advisory vote and therefore is not binding on our Board. Furthermore, the Extension is not conditioned on the separate approval of the Conversion Amendment Proposal. Accordingly, regardless of the outcome of the non-advisory vote on the Conversion Amendment Proposal, However, as discussed above, approval of the Conversion Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

In the event the Extension Amendment Proposal is approved and stockholder redemptions are processed in connection with such approvals, we may not have enough shares of Class A common stock outstanding to remain in compliance with Nasdaq continued listing standards, and Nasdaq may delist our securities. If Nasdaq delists our securities, we may have greater difficulty in completing a Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 610,000 shares of our Class A common stock and 7,829,469 shares of our Class B common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Conversion Amendment Proposal.

PROPOSAL THREE — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The proposed Redemption Limitation Amendment would amend the Charter substantially in the form set forth in Annex A to eliminate from the Charter the limitation that Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

If the Extension Amendment Proposal is approved but the redemptions of Public Shares would cause us to exceed the Redemption Limitation then we may not be able to proceed with the Extension. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate for the Company not to be subject to a limitation in respect of the number of Public Shares that can be redeemed in connection with the Extension Amendment Proposal. Therefore, the Board has determined that it is in the best interests of our stockholders amend the Charter to permit us to redeem our Public Shares even if such redemptions would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, we plan to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination and related proposals.

If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved and redemptions have exceeded the Redemption Limitation, we may not be able to proceed with the Extension. In that scenario, it is expected that the Company (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less amounts released to the Company to pay its franchise and income taxes and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to the Company’s obligations under Delaware law, to provide for claims of creditors and other requirements of applicable law. Furthermore, the Trust Agreement provides that if the Company does not complete an initial business combination by July 5, 2023, or by the applicable deadline as extended pursuant to the Charter, then the Trustee will liquidate the Trust Account in accordance with the terms of the Trust Agreement.

If the Redemption Limitation Amendment Proposal Is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, our Board will not be able to implement the Extension if redemptions of Public Shares would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees; (b) cancelling or terminating other significant liabilities, such as the outstanding private placement warrants; (c) entering into non-redemption agreements with certain of our significant stockholders; (d) purchasing Offering Shares in the open market (subject to applicable law and regulation); and (e) obtaining a capital contribution from our Sponsor, which could result in the issuance of new shares of Class A common stock. Any shares of Class A common stock purchased by the Sponsor in the open market or from us would not be voted in connection with the proposals set forth in this proxy statement. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares. In such case, Public Shares that a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by July 5, 2023.

The initial stockholders have waived their rights to participate in any liquidation distribution with respect to the 7,829,469 Founder Shares held by them. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved and redemptions of Public Shares would exceed the Redemption Limitation, the Company will amend the Charter with the amendment substantially in the form set forth in Annex A. If the Redemption Limitation Amendment Proposal is approved and redemptions of Public Shares would not exceed the Redemption Limitation, the Company may nevertheless determine, in its sole discretion, to amend the Certificate of Amendment with the amendment substantially in the form set forth in Annex A. For further details, see “Proposal One — The Extension Amendment Proposal — If the Extension Amendment Proposal Is Approved”.

Redemption Rights

In connection with the approval of the Redemption Limitation Amendment Proposal, each public stockholder may seek to redeem his, her or its Public Shares if the Company implements the amendments to the Charter with the amendment substantially in the form set forth in Annex A. For further details, see “Meeting — Redemption Rights”.

United States Federal Income Tax Considerations

See “United States Federal Income Tax Considerations” contained elsewhere in this Proxy Statement.

Vote Required for Approval

The affirmative vote in person (which would include presence at a virtual meeting) or by proxy of (i) the holders of a majority of the then issued and outstanding shares of each of the Class A common stock and Class B common stock, voting separately as a class, and (ii) the holders of a majority of the then issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to approve the Redemption Limitation Amendment Proposal. If the Redemption Limitation Amendment Proposal is not approved, the Redemption Limitation Amendment will not be implemented. Failure to vote in person (including virtually) or by proxy at the Meeting, abstentions from voting or broker non-votes will have the same effect as an “AGAINST” vote on the Redemption Limitation Amendment Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 610,000 shares of our Class A common stock and 7,829,469 shares of our Class B common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

The approval of the Redemption Limitation Amendment Proposal is not conditioned on the approval of any other proposal. Notwithstanding the foregoing, even if the Redemption Limitation Amendment Proposal is approved, the Company may nevertheless choose not to amend the Charter and may liquidate on July 5, 2023.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

Our Board expresses no opinion as to whether you should redeem your Public Shares. The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Proposal One – Extension Amendment Proposal – Interests of the Sponsor, Directors and Officers” for a further discussion.

PROPOSAL FOUR – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. In no event will our Board adjourn the Meeting beyond July 5, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, (v) that have a functional currency other than the United States dollar, (vi) U.S. expatriates (including certain prior long-term U.S. residents), (vii) that actually or constructively own five percent or more of the Class A common stock of the Company, and (viii) except as otherwise discussed below, that are Non-U.S. Holders (as defined below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code(in which case, such redemption would be treated as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Redemption of Class A Common Stock Treated as a Sale”). The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. In addition, immediately following the redemption of Class A common stock, the U.S. Holder must own (actually and constructively) less than 50% of the Company’s outstanding voting stock. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Redemption of Class A Common Stock Treated as a Distribution”.

U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Taxation of Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Redemption of Class A Common Stock Treated as a Distribution

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally should constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner that is not a U.S. Holder (and is not a partnership, including an entity or arrangement treated as a partnership for United States federal income tax purposes).

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Taxation of Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•

the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Redemption of Class A Common Stock Treated as a Distribution

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Taxation of Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions (provided that a timely U.S. income tax return is filed), at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Dividend payments with respect to Class A common stock and proceeds from the sale, exchange or redemption of Class A common stock may be subject to information reporting to the IRS and possible United

States backup withholding. Backup withholding will not apply, however, to payments made to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications under penalties of perjury, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will not be subject to backup withholding if the Non-U.S. Holder provides certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s U.S. federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld by timely filing the appropriate claim for refund with the IRS and furnishing any required information. All holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Marblegate Acquisition LLC (2)	610,000	31.8%	7,829,469	76.0%	69.0%
Andrew Milgram (2)	610,000	31.8%	7,829,469	76.0%	69.0%
Paul Arrouet (2)	610,000	31.8%	7,829,469	76.0%	69.0%
Richard Goldman (3)	—	—	—	—	—
Harvey Golub (3)	—	—	—	—	—
Jeffrey Kravetz	—	—	—	—	—
Alan J. Mintz (3)	—	—	—	—	—
Wallace Mathai-Davis (3)	—	—	—	—	—
All executive officers and directors as a group (7 individuals)	610,000	31.8%	7,829,469	76.0%	69.0%
Other 5% Stockholders
Cantor Fitzgerald & Co. (4)	300,000	15.6%	—	—	2.5%
Grassland Parties (5)	150,000	7.8%	—	—	1.2%
Polar Asset Management Partners Inc. (6)	150,000	7.8%	—	—	1.2%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Marblegate Acquisition LLC, 5 Greenwich Office Park, Suite 400, Greenwich, CT 06831.
(2)

Our Sponsor is the record holder of such shares. Marblegate Asset Management, LLC is the managing member of our Sponsor and has voting and investment discretion with respect to the securities held by our Sponsor and may be deemed to beneficially own such shares. Andrew Milgram and Paul Arrouet, as Managing Partners of Marblegate Asset Management, LLC, may be deemed to exercise voting and investment power over the securities held by our Sponsor and therefore may be deemed to beneficially own such securities. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)

Each such person is a direct or indirect member of our Sponsor and disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)

As described elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2022, Cantor purchased 300,000 private placement units for a purchase price of $10.00 per unit in the private placement. Each private placement unit contains one share of Class A common stock and one-half of one whole warrant. Each whole warrant contained in a private placement unit entitles the holder to purchase one whole share of our Class A common stock at $11.50 per share. The private placement warrants included in the private placement units (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination. The business address for Cantor is 499 Park Avenue, New York, New York 10022.
(5)

According to a Schedule 13G/A filed on February 6, 2023, 150,000 shares of Class A common stock are owned by Grassland Investors, LLC (“Grassland”). Farallon Capital Management, L.L.C. (the “Management Company”), the manager of Grassland, with respect to the Class A common stock held by Grassland, may be deemed to be a beneficial owner of such shares held by Grassland. The following persons, each of whom is a managing member or senior managing member, of the Management Company, with respect to the Class A common stock held by Grassland: Joshua J. Dapice, Philip D. Dreyfuss, Hannah E. Dunn, Michael B. Fisch, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., Edric C. Saito, William Seybold, Daniel S. Short, Andrew J. M. Spokes, John R. Warren, and Mark C. Wehrly (together, the “Farallon Individual Reporting Persons” and together with the Management Company and Grassland, the “Grassland Parties”). Each of the Farallon Individual Reporting Persons, as a managing member or senior managing member, of the Management Company, in each case with the power to exercise investment discretion, may be deemed to be a beneficial owner of such shares held by Grassland. Each of the Management Company and the Farallon Individual Reporting Persons disclaims any beneficial ownership of any such shares. The business address for the Grassland Parties is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(6)

According to a Schedule 13G/A filed on February 14, 2023, Polar Asset Management Partners Inc. (“Polar”), owns 150,000 shares of Class A common stock. Polar serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares of Class A common stock directly held by PMSMF. The business address for Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

Changes in Control

None.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold a special meeting of stockholders for the purpose of approving its initial business combination and related transactions. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date by the post-business combination company.

If the Extension Amendment is not approved, and the Company does not consummate an initial business combination by July 5, 2023, then the Company will cease all operations except for the purpose of winding up and there will be no 2023 annual meeting of stockholders.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•	If the shares are registered in your names, you should contact us at (914) 415-4081 or at 411 Theodore Fremd Avenue, Suite 206S, Rye, New York 10580 to inform us of your request; or

•	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact the Solicitation Agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: 1-877-870-8565

Collect: 1-206-870-8565

Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at proxy@marblegate.com.

If you are a stockholder of the Company and would like to request documents, please do so by [•], 2023, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MARBLEGATE ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

MARBLEGATE ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)

The name of the Corporation is Marblegate Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 10, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 30, 2021 (the “Amended and Restated Certificate of Incorporation”) and an Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 7, 2022 (the “First Amendment”).

2)	This Second Amendment to the Amended and Restated Certificate of Incorporation (this “Second Amendment”) amends and restates the First Amendment in its entirety.

3)

This Second Amendment was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time, and shall become effective on the date of filing with the Secretary of State of the State of Delaware.

4)	Certain capitalized terms used in this Second Amended are defined where appropriate herein.

5)	The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time at the election of each holder of such shares of Class B Common Stock and (B) automatically upon the closing of the Business Combination.

4)	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 9, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 27 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next full business day on which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for

A-1

the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5)	The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

6)	The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

7)	The text of Section 9.2(f) of Article IX is hereby deleted in its entirety.

8)	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) any other provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

IN WITNESS WHEREOF, Marblegate Acquisition Corp. has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [●] day of [●], 2023.

MARBLEGATE ACQUISITION CORP.

By:
Name:	Andrew Milgram
Title:	Chief Executive Officer

A-2

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

MARBLEGATE ACQUISITION CORP.

411 Theodore Fremd Avenue

Suite 206S

Rye, New York 10580

SPECIAL MEETING OF STOCKHOLDERS

[•], 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

MARBLEGATE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [•], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [•], 2023, (the “Proxy Statement”) in connection with the special meeting of stockholders of Marblegate Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [•] a.m. Eastern time on [•], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Andrew Milgram and Paul Arrouet, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on [•], 2023:

The notice of meeting and the accompanying Proxy Statement are available at www.cstproxy.com/marblegateacquisition/2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from July 5, 2023 to January 5, 2024 (or such earlier date as determined by the Board).

	☐	☐	☐

Proposal 2 – Conversion Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to provide for the elective right of holders of shares of Class B common stock, par value $0.0001 per share to convert such shares into shares of Class A common stock, par value $0.0001 per share on a one-for-one basis at any time prior to prior to the closing of a Business Combination.

	☐	☐	☐

Proposal 3 – Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to eliminate the limitation that the Company may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934) of less than $5,000,0001 in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

	☐	☐	☐

Proposal 4 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.